OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2011
OTHER CURRENT ASSETS
OTHER CURRENT ASSETS

NOTE 9. OTHER CURRENT ASSETS

The principal components of other current assets are shown in the table below:

	December 31,
	2011	2010
Prepaid expenses	$73	$70
Physician receivables and relocation agreements	58	62
Physician and group coverage guarantees	104	70
Disproportionate share hospital revenue receivables	27	33
Vendor and other nonpatient receivables	47	22
Grant receivable related to medical residency program	2	2
Electronic health record incentives receivable	13	0
Supplemental California Medi-Cal payment receivable	16	0
Sublease receivables	2	2
Other, net	36	28
Other current assets	$378	$289

Of the total amounts in other current assets, $38 million and $17 million was past due more than 90 days as of December 31, 2011 and 2010, respectively, primarily related to disproportionate share hospital revenue receivables and vendor and other nonpatient receivables.